Exhibit 10.22.2

ADDENDUM TO ASSET PURCHASE AGREEMENT

This Addendum to Asset Purchase Agreement (“Addendum”) is entered into as of December 21, 2016 by and between Novartis Pharma AG, a Swiss company (“Novartis”) and Mereo BioPharma 3 Limited, a private limited company incorporated in England and Wales, and a wholly owned subsidiary of Mereo BioPharma Group Limited, a company incorporated in England and Wales (collectively “Mereo”). Hereinafter “Parties” shall mean Novartis and Mereo Biopharma 3, and “Party” shall mean either Novartis or Mereo Biopharma 3, as the context requires.

WHEREAS the Parties entered into an asset purchase agreement on July 28, 2015 entitled “BPS Asset Purchase Agreement” (hereinafter “the APA”);

WHEREAS subsequent to the execution of the APA Mereo BioPharma 3 has filed patent applications at the United States Patent and Trademark Office identified as US Serial Nos. 62/437,353, 62/437,358, and 15/386,893 (hereinafter “the Patent Applications”).

WHEREAS Novartis wishes to assign and Mereo Biopharma 3 wishes to receive all rights in the jointly conceived inventive concepts.

NOW, THEREFORE, in consideration of the ongoing premises and the mutual covenants contained herein, Mereo Biopharma 3 and Novartis hereby agree as follows:

1. The Parties acknowledge and agree that the Patent Applications shall be considered Purchased IP as defined in the APA and as such all of the terms and conditions of the APA shall govern the rights and obligations of the Parties as they relate to the Patent Application.

2. Novartis acknowledges that it shall have no further rights to the Patent Applications unless specifically enumerated in the APA.

3. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof.

SIGNATURE PAGE TO FOLLOW

SIGNATURE PAGE

/s/ Charles Sermon
Mereo BioPharma 3 Limited
Print Name: C. SERMON

Print /s/ Denise Scots-Knight
Mereo BioPharma 3 Limited
Print Name:

/s/ Paul Fehlner
Novartis Pharma AG
Print Name: Paul Fehlner

/s/ James Lynch
Novartis Pharma AG
Print Name: James Lynch

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